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                                 Exhibit 99(b)1
PYRAMID BANCORP, INC. AND SUBSIDIARY


CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1998 AND 1997
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ASSETS                                                                                  1998             1997
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
   Cash and due from banks                                                     $         3,565,417 $     3,920,628
   Interest-bearing deposits in banks                                                    4,967,333       6,593,734
   Federal funds sold                                                                    3,000,000               0
   Available for sale securities at fair value                                          23,065,083      19,340,514
   Held to maturity securities, fair value $7,148,968 and
      $6,782,324 in 1998 and 1997 respectively                                           6,958,430       6,668,500
   Loans, less allowance for loan losses of $716,040 and $675,988
      in 1998 and 1997 respectively                                                     60,946,563      53,880,201
   Mortgage loans held for sale                                                                             50,000
   Cash surrender value of life insurance                                                1,386,729       1,312,401
   Office buildings and equipment, net                                                   1,369,030       1,372,705
   Accrued interest receivable and other assets                                          1,650,029       1,868,696
                                                                               ------------------------------------

              TOTAL ASSETS                                                     $       106,908,614 $    95,007,379
                                                                               ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
   Deposits:
      Demand deposits                                                          $        15,150,123 $    14,562,827
      Savings and NOW                                                                   46,531,194      41,261,719
      Other Time                                                                        21,292,890      16,755,416
                                                                               ------------------------------------
              TOTAL DEPOSITS                                                            82,974,207      72,579,962
   Short-term borrowings                                                                 5,322,821       9,152,062
   Long-term borrowings                                                                  8,750,000       4,740,000
   Accrued interest payable and other liabilities                                        1,420,339       1,259,419
                                                                               ------------------------------------
              TOTAL LIABILITIES                                                         98,467,367      87,731,443
                                                                               ------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common stock, $1 par value; 125,000 shares authorized;
      and 64,735 and 62,600 shares issued and outstanding
      in 1998 and 1997 respectively                                                         64,735          62,600
   Surplus                                                                               3,466,481       3,340,516
   Retained earnings                                                                     4,831,579       3,815,026
                                                                               ------------------------------------
                                                                                         8,362,795       7,218,142
   Accumulated other comprehensive income                                                   78,452          57,794
                                                                               ------------------------------------
              TOTAL STOCKHOLDERS' EQUITY                                                 8,441,247       7,275,936
                                                                               ------------------------------------

              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $       106,908,614 $    95,007,379
                                                                               ====================================
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